UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 1, 2007
(Date of earliest event reported)
Quest Resource Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification No.)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive office)(Zip Code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Form 8-K/A amends the Current Report on Form 8-K that Quest Resource Corporation (the “Company”) filed with the Securities and Exchange Commission on November 2, 2007 (the “Original 8-K”), which among other things, disclosed the completion of the acquisition of a 1,120-mile interstate gas pipeline running from Oklahoma to Missouri (the “KPC Pipeline”) by its controlled affiliate, Quest Midstream Partners, L.P. (the “Partnership”). This Form 8-K/A provides the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the Original Filing in reliance on Items 9.01(a) and 9.01(b).

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On November 1, 2007, the Partnership completed the purchase of the KPC Pipeline pursuant to a Purchase and Sale Agreement, dated as of October 9, 2007, by and among the Partnership, Enbridge Midcoast Energy, L.P. and Midcoast Holdings No. One, L.L.C., whereby the Partnership purchased all of the membership interests in the two general partners (the “KPC Partners”) of Enbridge Pipelines (KPC), the owner of the KPC Pipeline. The completion of this acquisition was reported in the Original Form 8-K, and the information previously reported in the Original 8-K is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The audited combined and consolidated balance sheet of the KPC Partners as of December 31, 2006 and the related combined and consolidated statement of operations and combined and consolidated statement of cash flow for the year ended December 31, 2006 are filed as Exhibit 99.1 to this Form 8-K/A. The unaudited combined and consolidated balance sheet of the KPC Partners at September 30, 2007 and the related combined and consolidated statement of operations and combined and consolidated statement of cash flow for the nine months ended September 30, 2007 are filed as Exhibit 99.2 to this Form 8-K/A.
(b)	Pro Forma Financial Information.
     The unaudited pro forma balance sheet of the Company at September 30, 2007 and the unaudited statements of operations of the Company for the year ended December 30, 2006 and for the nine months ended September 30, 2007 are filed as Exhibit 99.3 to this Form 8-K/A.
(d)	Exhibits.
23.1	Consent of Murrell, Hall, McIntosh & Co., PLLP.

99.1	Audited combined and consolidated financial statements.

99.2	Unaudited combined and consolidated financial statements.

99.3	Pro forma financial statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
By:	/s/ David Grose
David Grose
Chief Executive Officer

Date: January 17, 2008